LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, DSS AmericaFirst Funds (f.k.a. DSS AmericaFirst Quantitative Funds), a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (333-179594, 811-22669) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JoAnn M. Strasser, Michael V. Wible, Philip B. Sineneng, Andrew J. Davalla, and Cassandra W. Borchers, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (333-179594, 811-22669), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this day of August 2024.

Signature:

/s/Prabir Datta

Name:

Prabir Datta

Witness #1

Signature:

/s/ Craig A. Gates

Name:

Craig A. Gates

Address:

1441 Post Road

Darien, CT 06820

Witness #2

Signature:

/s/ Maria Banke

Name:

Maria Banke

Address:

1441 Post Road

Darien, CT 06820

State of Connecticut

County of Fairfield

On this 22 day of August 2024, before me, the undersigned officer, personally appeared Prabir Datta, satisfactorily proven to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

In witness whereof I hereunto set may hand.

Notary Signature:

/s/ Kristen Orth

KRISTEN ORTH

Notary Public, State of Connecticut

My Commission Expires 07/31/2027

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, DSS AmericaFirst Funds (f.k.a. DSS AmericaFirst Quantitative Funds), a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (333-179594, 811-22669) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JoAnn M. Strasser, Michael V. Wible, Philip B. Sineneng, Andrew J. Davalla, and Cassandra W. Borchers, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (333-179594, 811-22669), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 14th day of August 2024.

Signature:

/s/ Mark A. Gronet

Name:

Mark A. Gronet

State of Texas

County of Travis

This instrument was acknowledged before me on August 14th 2024, by Mark A. Gronet.

Given under my hand and seal and seal of office this 14th day of August 2024.

Notary Signature:

/s/ Cecilio Marquez

Name: Cecilio Marquez

Notary Public, State of Texas

Comm. Expires 07/22/2028

Notary ID 130752425

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, DSS AmericaFirst Funds (f.k.a. DSS AmericaFirst Quantitative Funds), a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (333-179594, 811-22669) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JoAnn M. Strasser, Michael V. Wible, Philip B. Sineneng, Andrew J. Davalla, and Cassandra W. Borchers, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (333-179594, 811-22669), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this day of August 2024.

Signature:

/s/ Darryl T. Robinson

Name:

Darryl T. Robinson

State of Texas

County of Harris

This instrument was acknowledged before me on August 22, 2024, by Darryl T. Robinson.

Given under my hand and seal and seal of office this 22 day of August 2024.

Notary Signature:

/s/ Eva Vincent

Name: Eva Vincent

Notary Public, State of Texas

Comm. Expires June 8, 2028

Notary ID 124951105